EXHIBIT 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Replay Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brendan Driscoll, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)                                 the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2019	By:	/s/ Brendan Driscoll
Brendan Driscoll
Chief Financial Officer (Principal Financial and Accounting Officer)